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                                  POWER OF ATTORNEY


     Each person whose signature appears following paragraph b) under "SIGNATURES" below hereby constitutes and appoints John L. Steinkamp, Jeremy Sachs and C. Suzanne Womack, and each of them, his true and lawful attorneys-in-fact in his name, place and stead. In any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.


                                      SIGNATURES

     a) Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana, on the 26 day of January, 1988.


                                    LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.

                                    By: /s/ Robert A. Nikels
                                       ----------------------------------------
                                    Robert A. Nikels, Chairman of the
                                    Board and President


     b) Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                       Title                        Date
        ---------                       -----                        ----


/s/ Robert A. Nikels             Chairman of the Board,            1/26/88
----------------------------     President and Director            -------
Robert A. Nikels                 (Principal Executive
                                 Officer)


/s/ John B. Borsch, Jr.          Director                          1/26/88
----------------------------                                       -------
John B. Borsch, Jr.


/s/ Roxanne Decyk                Director                           1/26/88
---------------------------                                         -------
Roxanne Decyk


/s/ Stanley R. Nelson            Director                           1/26/88
---------------------------                                         -------
Stanley R. Nelson


/s/ Robert W. Crispin            Director                           1/26/88
---------------------------                                         -------
Robert W. Crispin


/s/ David G. Humes               Assistant Secretary                1/26/88
---------------------------      (Principal Accounting              -------
                                 Officer)

/s/ Max A. Roesler               Vice President and                  1/26/88
---------------------------      Treasurer (Principal                -------
Max A. Roesler                   Financial Officer)